Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

6. Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets as of December 31, 2019 and 2018 are summarized below.

	December 31,
	2019	2018
Start-up and organization costs	$10,000	$14,000
Research credits	359,000	351,000
Stock-based compensation	799,000	626,000
Net operating loss carryforwards	4,879,000	4,395,000
Total deferred tax assets	6,047,000	5,386,000
Valuation allowance	(6,047,000)	(5,386,000)
Net deferred tax assets	$—	$—

In assessing the potential realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the Company attaining future taxable income during the periods in which those temporary differences become deductible. As of December 31, 2019 and 2018, management was unable to determine if it is more likely than not that the Company’s deferred tax assets will be realized and has therefore recorded an appropriate valuation allowance against deferred tax assets at such dates.

No federal tax provision has been provided for the years ended December 31, 2019 and 2018 due to the losses incurred during such periods. The reconciliation below presents the difference between the income tax rate computed by applying the U.S. federal statutory rate and the effective tax rate for the years ended December 31, 2019 and 2018.

	Years Ended December 31,
	2019	2018

U. S. federal statutory tax rate	(21.0)%	(21.0)%
State income taxes, net of federal tax benefit	(6.0)%	(6.0)%
Expirations related to stock-based compensation	1.2%	0.2%
Adjustment to deferred tax asset	(0.3)%	(1.3)%
Change in valuation allowance	26.1%	28.1%
Effective tax rate	0.0%	0.0%

At December 31, 2019, the Company has available net operating loss carryforwards for federal and state income tax purposes of approximately $17,088,000 and $17,987,000, respectively. Federal net operating losses, if not utilized earlier, expire through 2039. The state net operating loss carryovers were incurred solely in New York. New York tax law requires New York net operating loss carryovers from years prior to 2015 to be converted, by applying a formula, into a Prior Net Operating Loss Conversion (PNOLC) subtraction pool. The Company may utilize up to 1/10 of the PNOLC subtraction pool, or $928,367 each year. Unutilized PNOLC amounts carry forward to succeeding years until they expire in 2035. In addition, the full New York net operating losses incurred in post-2015 tax years may be utilized in future tax years. Post-2015 New York net operating losses expire through 2039. As the Company’s net operating losses have yet to be utilized, all previous tax years since 2006 remain open to examination by Federal authorities and other jurisdictions in which the Company currently operates or has operated in the past.